Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26H

NINTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides access to and Customer currently uses *** (*) test environments on CSG’s Advanced Convergent Platform or ACP: (i) QAKA in the Customer Test Environment Region (“CTER”), a test environment dedicated to Customer, and (ii) QAHA in the Customer Shared Test Environment; and

WHEREAS, Customer desires to use and CSG agrees to provide Customer access to the QAKB portion of CTER and the QAHB portion of Customer’s Shared Test Environment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.    Upon execution of this Amendment, the QAKB region of CTER will be activated for Customer’s use and thereafter references in the Agreement to CTER will include the QAKA and QAKB regions of CTER.

2.    Upon execution of this Amendment, the QAHB region of the Customer Shared Test Environment will be activated for Customer’s use and thereafter references in the Agreement to Customer Shared Test Environment will include the QAHA and QAHB regions of the Customer Shared Test Environment.

3.    As a result, CSG and Customer, upon execution of this Amendment, acknowledge and agree that Schedule F, Section 1., “Services,” subsection I., “Processing,” subsection B., “Test Environment,” is deleted in its entirety and replaced as follows:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

B.	Test Environments

Description of Item/Unit of Measure	Frequency	Fee
1.Test Environment Support Services

a.Test Environment Support Services Fees (Note 1)

Monthly Support Services Fee includes the following:

‐QAKA End to End Test Environment (also referred to as Customer Test Environment Region (“CTER”)) Support (Note 2) (Note 3) (Note 4) (Note 5) (Note 6) (Note 7)

‐Configuration Compare Report

‐Monthly Backoffice Support (Note 8)

‐SmartLink Sandbox Environment Support (Note 9)

‐Additional QAKA Support Services (Note 10)

	*******	$*********
b.QAKB Test Environment (also included as part of CTER) monthly Support Fees (Note 2) (Note 3) (Note 4) (Note 6) (Note 7)	*******	$*********
2.Customer Shared Test Environment (“QAHA” and “QAHB”) (Note 4) (Note 6) (Note 7)
a.QAHA Support Services Fees (Note 11)	*******	** ******
b.QAHB Support Services Fees (Note 3) (Note 12)	*******	$*********

Note 1: The services comprising the Test Environment Support Services Fees shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Support Services to Customer.  In the event Customer requests use of the Support Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by Customer to the Support Services listed within section 1.a provided as part of the “******* Support Services Fee includes the following” within the table above, Support Services shall be made available pursuant to mutually agreed upon Statements of Work and amendments to the Agreement.  Reimbursable Expenses are additional.

Note 2: CTER is comprised of the QAKA (“QAKA”) and the QAKB (“QAKB”) environments which shall include, in the aggregate, up to ****** ******** (******) Transactions per **** (“TPH”)/***** (*) Transaction per Second (“TPS”) and support ***** (**) ******* of instructions per second (“MIPS”) for the Products and Services within the CTER.  Any additional products/services added to the CTER will be provided to Customer on no more than a cost plus ****** ******* (**%) ****** ***** pursuant to mutually agreed upon Statements of Work and amendments to the Agreement, unless otherwise stated therein.  Customer may request CSG to make Customer-purchased custom solutions compatible with the CTER and assist with deployment pursuant to mutually agreed upon Statements of Work.  Unless otherwise agreed to in Statements of Work or other document duly executed by both parties, Customer will host custom solutions made available pursuant to the CTER.

Note 3: Customer must provide no less than ****** (**) ***** written notice prior to termination of QAKA, QAKB or the entirety of CTER and/or of the OAHA and/or the OAHB or the entirety of the Customer Shared Test Environment (email is sufficient).  Support Services Fees for a final month of support services for such environments will be pro-rated to account for the actual termination date specified in the notice of termination of such environment(s).

Note 4: For the Support Services Fees provided herein, Customer shall receive the following:

➢

*********** ** *** ******* **** *** ********** ********** **** ********* ************ ***** ****** (“IR”), ***** *** ******* ********** **********(s); *** ********** ********** **** *********** ************* *** (*) ***** prior to ***** ******** to ********** *** ************* **** (*) ***** prior to ***** ******** ** ********** (CSG's major and minor releases are regularly scheduled software updates to CSG products)

➢	********** ** *** ****** ********** to ****** **** **** ********** are *********** (including ********, ********, and all *********** **********) and ****** ******
➢	********* ** **** **** ******* via ***** ************* ******* **** (“***”) as follows:
•	******* *** ***** ********** ******* can be called into the *** any time but will only be worked between the hours of ****am - ****pm CST, ****** through ******
•	******* **** ** ****** ** ****** **** * ******** ***** * and ******* ******* *** ******** **********, pursuant to ********* ******* ***** **********
•	There will be ** *******, ***** *****, or ******* *******
•

The CTER and the Customer Shared Test Environment are quality assurance (“QA”) regions and **** *** ** ********* ****; ******* **** ** ******** ****** ****** ******** *****, ************* (****am – **** CST).  ****** **** *** ****** ********* * ****** ********* *** ***** **** ****** ************** ***** **** ** ******** ***** ****** ** ******* *******.

➢

Provision of ******* ******* via ***** ******** ******** **** (“***”), ********** ************** ******* ("***") and ****** ************** ******* ("***"), consistent with support currently provided to the existing ********** ************ ******* ************** *** ******** *******

Note 5: The CTER has been sized for ***** (**) **** which shall apply to QAKA and QAKB in the aggregate.  If Customer’s usage of CTER exceeds the ***** (**) **** for any **** (*) **** within a calendar *****, Customer will be charged $****** per MIPS per ***** for the actual number of MIPS in excess of/over ***** (**) ****.  MIPS capacity will be reset at ***** (**) **** each ***** and any amount in excess shall be provided as identified herein, but in any event shall be no less than ***** (**) ****.

Note 6: Customer-requested refreshes of QAKA, QAKB and the Customer Shared Test Environment will be documented in Statements of Work and the refresh for each environment of the regions will be provided for the fixed fee of $********* per ***********, per ******* (i.e., for purposes of clarification, each of the QAKA or the QAKB environments in the CTER and each of QAHA and QAHB in the Customer Shared Test Environment), excluding change orders.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 7: Customer agrees and acknowledges that the portion of the support fees pertaining to the CTER are for the initial set up of the CTER and ongoing operations of the CTER, but shall not include ongoing services such as configuration modification and/or changes to either the QAKA or the QAKB environments in the CTER which shall be provided on a time and materials basis.  In addition, Customer shall accept production prerelease code within the CTER and the Customer Shared Test Environment approximately *** (*) to **** (*) ***** prior to the production release date and, subsequently, as needed until the final production code is released to provide Customer with the ability to perform regression testing.

Note 8: CSG will provide ***** ******* copies of configuration values in Customer’s backoffice environment in Region CHTP.  CSG will pull a copy of the configuration values in the CHTP environment on the ***** (****) *** and ************ (****) *** of each ***** and distribute the data via FTP transmission the following ***.  Customer is responsible for downloading the data from the CSG FTP server.

Note 9: SmartLink Sandbox Environment Support covers transaction usage in Customer's test environment and maintenance of message sets including updating messages to be compliant with release version and exchanging messages, as requested by Customer.

Note 10: The Additional Support Services expand the Support Services specific to the QAKA environment of CTER to be ****** through ******** and, as a result, Customer will receive additional support as follows: (i) ********** *** *********** ******* ** ******* *** ***** ********** ** ****** *** ******** ** *** **** *********** ** **** (i.e., *********** * ***** (****) processing support) (the "Additional CTER Support Services") and (ii) ********* *** **** ***** ****** ** ** ********* ****** ******* ******** ** *** **** *********** ** ****.  For clarification purposes, such expanded services shall only be applicable to the QAKA environment of CTER and therefore exclude all other test environments (e.g., the Customer Shared Test Environment and the SmartLink Sandbox Environment and the QAKB environment of the CTER).

Note 11:  CSG and Customer acknowledge and agree that Customer currently consumes access to and use of the pre-release environment, QAHA.

Note 12: The QAHB environment shall support up to ******* ******** (******) Transactions per **** (“TPH”)/**** (*) Transaction per Second (“TPS”) and ****** (**) ******* of instructions per second (“MIPS”) for the Products and Services.  Customer may request CSG to make Customer-purchased custom solutions compatible with QAHB and assist with its deployment pursuant to mutually agreed upon Statements of Work.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, Secretary & General Counsel
Name: SVP - Billing Strategy and Operations	Name: Gregory L. Cannon
Date:	Date: 11/28/17